LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2002-A


COLLECTION PERIOD:        JANUARY 1-31, 2004                          PAYMENT DATE:    FEB 17 2004
DETERMINATION DATE:       FEB 10 2004                                 REPORT BRANCH:   2021

------------------------------------------------------------------------------------------------------------------------------------
INITIAL DEAL                  TOTAL        CLASS A-1      CLASS A-2      CLASS A-3       CLASS A-4        CLASS A        CLASS B
------------------------------------------------------------------------------------------------------------------------------------
Class Percentages               100.00%          14.20%        30.00%           23.20%         29.60%          97.00%         3.00%
Original Pool Balance    250,000,000.00   35,500,000.00 75,000,000.00    58,000,000.00  74,000,000.00  242,500,000.00  7,500,000.00
Note Balance Total       250,000,000.00   35,500,000.00 75,000,000.00    58,000,000.00  74,000,000.00  242,500,000.00  7,500,000.00
Number of Contracts              14,337
Class Pass Through Rates                         1.840%        2.470%           3.175%         3.983%                        8.500%
Senior Strip                   0.25000%
Servicing Fee Rate             2.20000%
Indenture Trustee Fee          0.00350%
Custodian Fee                  0.02100%
Backup Servicer Fee            0.02150%
Insurance Premium Fee          0.35000%

Initial Weighted Average
     APR                      14.78400%
Initial Weighted Average
     Monthly Dealer
     Participation Fee Rate    0.00000%
Initial Weighted Average
     Adjusted APR (net of
     Monthly Dealer
     Participation) of
     Remaining Portfolio      14.78400%
Initial Weighted Average
     Remaining Term               64.00
Initial Weighted Average
     Original Term                67.00

------------------------------------------------------------------------------------------------------------------------------------
CURRENT MONTH CERTIFICATE
     BALANCES                 TOTAL        CLASS A-1      CLASS A-2      CLASS A-3       CLASS A-4        CLASS A        CLASS B
------------------------------------------------------------------------------------------------------------------------------------
BOP:
Total Pool Balance       146,344,416.48            0.00  9,954,083.97    58,000,000.00  74,000,000.00  141,954,083.97  4,390,332.51
Total Note Balance       141,954,083.97            0.00  9,954,083.97    58,000,000.00  74,000,000.00  141,954,083.97          0.00

EOP:
Class Percentages               100.00%                                                                        97.00%         3.00%
Number of Current Month
     Closed Contracts               245
Number of Reopened Loans              0
Number of Contracts - EOP        10,047
Total Pool Balance - EOP 140,672,459.36            0.00  4,452,285.56    58,000,000.00  74,000,000.00  136,452,285.56  4,220,173.80
Total Note Balance - EOP 136,452,285.56            0.00  4,452,285.56    58,000,000.00  74,000,000.00  136,452,285.56          0.00

Class Collateral Pool
     Factors                 0.54580914      0.00000000    0.05936381       1.00000000     1.00000000                    0.00000000
Weighted Average APR of
     Remaining Portfolio      14.77176%
Weighted Average Monthly
     Dealer Participation
     Fee Rate                  0.00000%
Weighted Average Adjusted
     APR (net of Monthly
     Dealer Participation)
     of Remaining Portfolio   14.77176%
Weighted Average
     Remaining Term               47.70
Weighted Average
     Original Term                66.89

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2002-A

------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTION AMOUNT                                                                CONTRACTS
------------------------------------------------------------------------------------------------------------------------------------
Monthly Payments:         Principal                                       2,214,080.56
                          Interest                                        1,822,483.74
Early Payoffs:            Principal Collected                             2,068,642.42
                          Early Payoff Excess Servicing Compensation            285.54
                          Early Payoff Principal Net of Rule of 78s Adj.  2,068,356.88            146
                          Interest                                           28,291.75
Liquidated Receivable:    Principal Collected                               102,733.53
                          Liquidated Receivable Excess Servicing
                          Compensation                                            0.00
                          Liquidated Receivable Principal Net of
                          Rule of 78s Adj.                                  102,733.53             99
                          Interest                                              719.86
Cram Down Loss:           Principal                                               0.00
Purchase Amount:          Principal                                               0.00              0
                          Interest                                                   -
                          Total Principal                                 4,385,170.97
                          Total Interest                                  1,851,495.35
                          Total Principal and Interest                    6,236,666.32
Recoveries                                                                  528,864.04
Excess Servicing Compensation                                                   285.54
Late Fees & Miscellaneous Fees                                               39,229.13
Collection Account Customer Cash                                          6,805,045.03
ADDITIONAL COLLECTION ACCOUNT CASH:
Collection Account Investment Income                                          3,777.73
Servicer Simple Interest Shortfall or (Excess)                             (116,553.08)
Simple Interest Excess to Spread Account                                          0.00
Available Funds                                                           6,692,269.68


------------------------------------------------------------------------------------------------------------------------------------
                                                                                         DISTRIBUTION      SHORTFALL / DRAW
DISTRIBUTION                                                                                AMOUNT         DEFICIENCY CLAIM
------------------------------------------------------------------------------------------------------------------------------------
                                                                                         6,692,269.68
Monthly Dealer Participation Fee                                                  0.00   6,692,269.68            0.00
Prior Unpaid Dealer Participation Fee                                             0.00   6,692,269.68

Servicing Fees:           Current Month Servicing Fee                       268,298.10
                          Prior Period Unpaid Servicing Fee                       0.00
                          Late Fees & Miscellaneous Fees                     39,229.13
                          Excess Servicing Compensation                         285.54
                                  Total Servicing Fees:                     307,812.77   6,384,456.91            0.00
Senior Strip:                                                                30,488.42   6,353,968.49            0.00
Indenture Trustee Fee                                                           414.03   6,353,554.46            0.00
Custodian Fee                                                                 2,561.03   6,350,993.43            0.00
Backup Servicer Fee                                                           2,622.00   6,348,371.43            0.00
Prior Unpaid Indenture Trustee Fee                                                0.00   6,348,371.43            0.00
Prior Unpaid Custodian Fee                                                        0.00   6,348,371.43            0.00
Prior Unpaid Backup Servicing Fee                                                 0.00   6,348,371.43            0.00

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2002-A

------------------------------------------------------------------------------------------------------------------------------------
                                                                                         DISTRIBUTION      SHORTFALL / DRAW
DISTRIBUTION CONTINUED                                                                      AMOUNT         DEFICIENCY CLAIM
------------------------------------------------------------------------------------------------------------------------------------
Class A-1 Note Interest:  Current Month                                           0.00   6,348,371.43            0.00
                          Prior Carryover Shortfall                               0.00   6,348,371.43
Class A-2 Note Interest:  Current Month                                      20,488.82   6,327,882.61            0.00
                          Prior Carryover Shortfall                               0.00   6,327,882.61
Class A-3 Note Interest:  Current Month                                     153,458.33   6,174,424.28            0.00
                          Prior Carryover Shortfall                               0.00   6,174,424.28
Class A-4 Note Interest:  Current Month                                     245,618.33   5,928,805.95            0.00
                          Prior Carryover Shortfall                               0.00   5,928,805.95
Class A-1 Note Principal: Current Month                                           0.00   5,928,805.95            0.00
                          Prior Carryover Shortfall                               0.00   5,928,805.95
Class A-2 Note Principal: Current Month                                   5,501,798.41     427,007.54            0.00
                          Prior Carryover Shortfall                               0.00     427,007.54
Class A-3 Note Principal: Current Month                                           0.00     427,007.54            0.00
                          Prior Carryover Shortfall                               0.00     427,007.54
Class A-4 Note Principal: Current Month                                           0.00     427,007.54            0.00
                          Prior Carryover Shortfall                               0.00     427,007.54
Certificate Insurer:      Premium                                            39,798.58     387,208.96            0.00
                          Reimbursement Obligations                               0.00     387,208.96
Expenses:                 Trust Collateral Agent                                  0.00     387,208.96            0.00
                          Indenture Trustee                                       0.00     387,208.96            0.00
                          Custodian                                               0.00     387,208.96            0.00
                          Backup Servicer                                         0.00     387,208.96            0.00
Senior Strip Allocation                                                           0.00     387,208.96
Class B Note Interest:    Current Month                                           0.00     387,208.96            0.00
                          Prior Carryover Shortfall                               0.00     387,208.96
Distribution to the Class B Reserve Account                                       0.00     387,208.96
Distribution (from) the Class B Reserve Account                                   0.00     387,208.96
Distribution to (from) the Spread Account                                   387,208.96           0.00
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
LIQUIDATED RECEIVABLES
------------------------------------------------------------------------------------------------------------------------------------
Liquidated Receivables:   BOP Liquidated Receivable Principal Balance     1,389,519.68
                          Liquidation Principal Proceeds                    102,733.53
                          Principal Loss                                  1,286,786.15
                          Prior Month Cumulative Principal Loss LTD      19,241,074.10
                          Cumulative Principal Loss LTD                  20,527,860.25

------------------------------------------------------------------------------------------------------------------------------------
STATISTICAL INFORMATION
------------------------------------------------------------------------------------------------------------------------------------
DELINQUENCY STATUS:       # OF CONTRACTS      AMOUNT     % OF TOTAL POOL BALANCE
Current                           6,740   92,878,801.66        66.02%
1-29 Days                         2,949   42,673,410.44        30.34%
30-59 Days                          174    2,418,299.43         1.72%
60-89 Days                           90    1,331,579.02         0.95%
90-119 Days                          60      888,146.65         0.63%
120 Days or More                     34      482,222.16         0.34%
Total                            10,047  140,672,459.36       100.00%

TRIGGER ANALYSIS:
(SEE PAGE 5 OF 5 FOR TRIGGER AND EVENT OF DEFAULT THRESHOLDS)
                                            Trigger        Trigger    Event of Default    Event of
                          Current Month    Threshold        Event        Threshold        Default
Average Delinquency Ratio   2.90819%         8.00%           NO            10.00%            NO
Cumulative Default Rate       8.91%         13.28%           NO            15.70%            NO
Cumulative Loss Rate          4.95%          6.64%           NO            7.85%             NO

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2002-A

------------------------------------------------------------------------------------------------------------------------------------
STATISTICAL INFORMATION CONTINUED
------------------------------------------------------------------------------------------------------------------------------------
REPOSSESSION STATISTICS:
                                          CERTIFICATE INVENTORY                                          RECOVERY INVENTORY
                                        # OF CONTRACTS    AMOUNT *                                    # OF CONTRACTS    AMOUNT *
Prior Month Inventory                                55    837,992.72      Prior Month Inventory                   31    545,771.48
Current Month Repos                                  56    825,829.55      Current Month Repos                     63    907,647.88
Repos Actually Liquidated                            50    754,909.66      Repos from Trust Liquidation             0          0.00
Repos Liquidated at 60+ or 150+                       0          0.00      Repos Actually Liquidated               77  1,228,181.73
Dealer Payoff                                         0          0.00       Dealer Payoff                           0          0.00
Redeemed / Cured                                      1     17,780.44      Redeemed / Cured                         0          0.00
Purchased Repos                                       0          0.00      Purchased Repos                          0          0.00
Current Month Inventory                              60    891,132.17      Current Month Inventory                 17    225,237.63

* The Prior Month Inventory reported this month may differ due to Payment or NSF activity.

LIQUIDATED RECEIVABLE STATISTICS:
                                        # OF CONTRACTS     AMOUNT
Current Month Balance                                99  1,389,519.68
Cumulative Balance                                1,443 22,340,283.27
Current Month Proceeds                                     103,453.39
Cumulative Proceeds                                      1,804,641.38
Current Month Recoveries                                   528,864.04
Cumulative Recoveries                                    8,151,687.60

                                       RECEIVABLES LIQUIDATED AT 150 OR
                                       MORE DAYS DELINQUENT, 60 OR MORE
                                       DAYS PAST THE DATE AVAILABLE FOR SALE       CUMULATIVE RECEIVABLES LIQUIDATED
                                       AND BY ELECTION:                            AT 150+ AND 60+:

                                              Balance         Units                         Balance          Units
Prior Month                                  106,206.57             7                      334,781.62              19
Current Trust Liquidation Balance                  0.00             0                            0.00               0
Current Monthly Principal Payments              (419.51)
Reopened Loan Due to NSF                           0.00             0
Current Repurchases                                0.00             0
Current Recovery Sale Proceeds                (4,000.00)           (5)
Deficiency Balance of Sold Vehicles          (78,427.57)
EOP                                           23,359.49             2                      334,781.62              19

SPREAD ACCOUNT RECONCILIATION
                                                                      REQUISITE AMOUNT: 11,253,796.75
Total Deposit                                            3,750,000.00
BOP Balance                                             11,707,553.32
Remaining Distribution Amount                              387,208.96
Simple Interest Excess to Spread Account                            -
Investment Income                                            8,953.95
Current Month Draw                                                  -
EOP Balance Prior to Distribution                       12,103,716.23
Current Spread Account Release Amount                      849,919.48
EOP Balance                                             11,253,796.75

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2002-A

------------------------------------------------------------------------------------------------------------------------------------
STATISTICAL INFORMATION CONTINUED
------------------------------------------------------------------------------------------------------------------------------------
CLASS B RESERVE ACCOUNT RECONCILIATION

                                                                          SPECIFIED CLASS B
                                                                          RESERVE BALANCE:            0.00
Total Deposit                                            2,812,500.00
BOP Balance                                                      0.00
Excess Due Class B Reserve  From Spread Account            849,919.48
Senior Strip                                                     0.00
Investment Income                                                0.00
Current Month Draw                                               0.00
EOP Balance Prior to Distribution                          849,919.48
Class B Reserve Account Release Amount                     849,919.48
EOP Balance                                                      0.00
     Class B Principal Payment Amount                            0.00
     Distribution to Certificateholder                     849,919.48

TRIGGER EVENT AND EVENT OF DEFAULT THRESHOLDS:

-----------------------------------------------------------------------------------------------------------
CUMULATIVE LOSS:                                         CUMULATIVE GROSS DEFAULT:
-----------------------------------------------------------------------------------------------------------
         UP TO MONTH    TRIGGER EVENT   EVENT OF DEFAULT  UP TO MONTH   TRIGGER EVENT    EVENT OF DEFAULT
              3               1.53%          1.95%            3            3.06%           3.90%
              6               2.76%          3.50%            6            5.53%           7.00%
              9               3.96%          4.87%            9            7.91%           9.74%
              12              5.22%          5.97%           12            10.45%          11.94%
              15              6.12%          7.04%           15            12.24%          14.08%
              18              6.64%          7.85%           18            13.28%          15.70%
              21              7.17%          8.55%           21            14.33%          17.10%
              24              7.65%          9.14%           24            15.30%          18.27%
              27              8.10%          9.58%           27            16.19%          19.17%
              30              8.47%          9.98%           30            16.94%          19.97%
              33              8.77%         10.32%           33            17.54%          20.64%
              36              9.03%         10.69%           36            18.05%          21.37%
              39              9.22%         10.87%           39            18.44%          21.74%
              42              9.36%         11.06%           42            18.73%          22.12%
              45              9.47%         11.17%           45            18.95%          22.34%
              48              9.59%         11.28%           48            19.18%          22.56%
              51              9.63%         11.32%           51            19.26%          22.63%
              54              9.66%         11.39%           54            19.33%          22.78%
              57              9.70%         11.42%           57            19.40%          22.85%
              60              9.70%         11.42%           60            19.40%          22.85%
              63              9.70%         11.42%           63            19.40%          22.85%
              66              9.70%         11.42%           66            19.40%          22.85%
              69              9.70%         11.42%           69            19.40%          22.85%
              72              9.70%         11.42%           72            19.40%          22.85%
-----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE DELINQUENCY RATIO:               TRIGGER EVENT  EVENT OF DEFAULT
--------------------------------------------------------------------------------
As of any Determination Date                 8.00%         10.00%
--------------------------------------------------------------------------------

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2002-A

Long Beach Acceptance Corp., as Servicer, certifies that all computations presented reflect accurate information as of January 31, 2004 and were performed in conformity with the Sale and Servicing Agreement dated August 1, 2002.


---------------------------


/s/ Maureen E. Morley
---------------------------
Maureen E. Morley
Vice President and Controller